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Sameer Ralhan Resigns as Chemours Chief Financial Officer (CFO);

Company Appoints Jonathan Lock as new CFO and Promotes Matt Abbott to Executive Team as SVP, Chief Enterprise Transformation Officer

Wilmington, Del., June 6, 2023 – The Chemours Company (“Chemours”) (NYSE: CC), a global chemistry company with leading market positions in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials, today announced the resignation of Sameer Ralhan, Chief Financial Officer (CFO), effective June 19. Leveraging a strong bench of top talent and thoughtful succession planning, Jonathan Lock, Senior Vice President (SVP) and Chief Development Officer, is appointed to the role of CFO, effective June 6. As CFO, Jonathan will lead Finance, Investor Relations, Corporate Development, Strategy, and Enterprise Risk Management. Jonathan will work closely with Sameer to ensure a seamless leadership transition. In addition, Matt Abbott, Vice President, Digital and Data Analytics, is promoted to SVP, Chief Enterprise Transformation Officer, a corporate officer, and senior executive position with responsibility for Information Technology, Cyber Security, Digital and Data Analytics and Procurement.

Chemours President and CEO Mark Newman acknowledged Sameer’s impact on the company saying, “Sameer has been a valued member of the Chemours executive team and has made significant contributions to the company’s success through his transformation of the Finance function into a source of strategic insight and analysis. We wish him all the best in his future endeavors.”

Continued Newman, “I’m thrilled to have the opportunity to place someone as talented as Jonathan into the role of CFO. Jonathan is well-known by investors and has led numerous high-value transactions for Chemours. He has a deep understanding of Chemours and capital markets, and his appointment ensures that we do not miss a beat in executing our strategy to deliver long term value to shareholders.”

Lock joined Chemours in 2018 as Vice President (VP) of Corporate Development and Investor Relations and went on to have responsibility for M&A, Corporate Strategy, Enterprise Risk Management, and more recently, Sustainability. Promoted to an officer in 2021, Lock brings more than two decades of experience across a range of management consulting, corporate strategy, investor relations, and corporate development roles. Lock is a proven leader and has led several strategic transactions for Chemours including the recent Fuel Cell joint venture with BWT/FumaTech and the divestiture of our Glycolic Acid business. With a talent for identifying growth opportunities, enterprise risk management, and strategic planning, Lock’s appointment brings an exciting new dimension to the CFO role. Lock holds a BS in Biomedical Engineering from Northwestern University, an MBA from the Kellogg School of Management, and a JD from the Northwestern University School of Law.

As a part of the CFO change, the Sustainability organization moves from Lock to Kristine Wellman, SVP, General Counsel and Corporate Secretary; a change that more effectively aligns and integrates Chemours’ commitment to sustainability with the company’s overall corporate governance, regulatory and government affairs strategies.

Joining the executive team to accelerate growth, unlock significant productivity, and improve operational performance across the enterprise, is Matt Abbott, the company’s first SVP & Chief Enterprise Transformation Officer. Abbott joined Chemours in 2017 and has held various roles across audit and controllership. Most recently as digital and data analytics leader, Abbott has been central to designing digital strategies to accelerate Chemours’ journey to becoming a data-driven organization. Prior to that, he served as Chief Audit Executive, and Chief Accounting Officer and Controller leading the global accounting and reporting operations of the Finance function, where he fostered a culture of excellence and continuous improvement. Prior to Chemours, Abbott was an Audit Partner with PricewaterhouseCoopers LLP. Matt brings over 25 years of experience and a deep understanding of the chemical sector that will enable him to accelerate Chemours’ journey towards operational excellence enabled by next generation digital solutions and technologies. Abbott holds a BSc in Management Sciences from Warwick Business School and is a licensed Certified Public Accountant.

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In this next evolution of the Chemours executive team, Newman concluded, “The changes announced today are a testament to the deep bench of top talent and strong succession plans that we have in place. Both Jonathan and Matt are incredibly talented leaders and will allow us to build on the significant momentum we have at Chemours as we continue our journey to grow and position this company for the future. I am proud of the agility and resilience of our teams to stay focused and continue serving our customers and delivering strong results in the face of changes and challenges. I have every confidence in our ability to continue executing our growth strategy.”

About The Chemours Company

The Chemours Company (NYSE: CC) is a global leader in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials providing its customers with solutions in a wide range of industries with market-defining products, application expertise and chemistry-based innovations. We deliver customized solutions with a wide range of industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration and air conditioning, transportation, semiconductor and consumer electronics, general industrial, and oil and gas. Our flagship products are sold under prominent brands such as Ti-Pure™, Opteon™, Freon™, Teflon™, Viton™, Nafion™, and Krytox™. The company has approximately 6,600 employees and 29 manufacturing sites serving approximately 2,900 customers in approximately 120 countries. Chemours is headquartered in Wilmington, Delaware and is listed on the NYSE under the symbol CC.

For more information, we invite you to visit chemours.com or follow us on Twitter @Chemours or LinkedIn.

Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as full year guidance relying on models based upon management assumptions regarding future events that are inherently uncertain. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. Matters outside our control, including general economic conditions and the COVID-19 pandemic, have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and in our Annual Report on Form 10-K for the year ended December 31, 2022. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

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CONTACTS:

INVESTORS
Kurt Bonner
Manager, Investor Relations
+1.302.773.0026
investor@chemours.com

NEWS MEDIA
Thomas Sueta

Corporate Communications Director

+1.302.773.3903

media@chemours.com